UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: February 28, 2007

Item 1. Report to Stockholders.

Villere Balanced Fund

Semi-Annual Report  >  February 28, 2007

On the cover:
The fleur-de-lis has been an enduring symbol of New Orleans since 1682, when a flag bearing its image was planted on Louisiana soil in the name of God and the French King Louis XIV.
The stylized representation of an iris with its three petals tied by a band is found in architecture, art, the city’s official flag, and the logo of our local football team, the Saints. Since Hurricane
Katrina, the fleur-de-lis has become a popular symbol of the rebirth of New Orleans.
All of us at Villere & Co. are pleased to lend our support to the city’s recovery.

Photograph by Ted Jackson ©2003 Times Picayune Publishing Co., all rights reserved. Used with permission of The Times Picayune.

Villere Balanced Fund

March 21, 2007

To Our Fellow Shareholders:

As of February 28, 2007, the Villere Balanced Fund achieved a one-year return of 2.70% that compares to the S&P 500 return of 11.97% and the Lipper Balanced Index return of 9.89%. Our five-year return is 55.76% (9.27% annualized) that compares to the S&P 500, which improved 39.06% (6.82% annualized) and the Lipper Balanced Index that rose 40.18% (6.99% annualized). Our cumulative return since inception (September 30, 1999) is 96.17% (9.51% on an annualized basis) that compares to the S&P 500 that increased 23.37% (2.91% annualized). Our fund also outperformed the Lipper Balanced Index, which returned 46.41% (5.28% annualized). Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Current performance data to the most recent month end may be obtained by visiting www.villere.com. One year ago our assets were $53 million. As of this writing, they have increased 26% to $68 million. It is important for our existing shareholders to know that we believe that our increasing assets demonstrate strength and also should create economies of scale. For example, our expense ratio is now just 1.16% vs. 1.28% twelve months ago.

Our investment style is to buy what we feel are well managed companies that dominate their particular industry but due to their smaller size, or lack of Wall Street attention, trade at reasonable prices in relation to their growth prospects. We seek companies whose earnings should grow at 15% or better, yet trade at a discounted price to earnings multiple to that growth rate. Our hope is that a demonstrable track record of delivering earnings will appear and the multiple will expand. This “double-play” on a company’s earnings is what delivers higher stock prices over time.

Villere Balanced Fund

So what happened during the twelve months ending February 28, 2007 where we under-performed the Lipper Balanced Index by 7.19%? As noted in our last report, our purchase and subsequent sale of Merge Technologies negatively impacted performance. Did this unfortunate investment cause us to deviate from our style? The answer is no; we found that many of our companies simply remained undiscovered. Although disappointed, we accept this occurrence. We have seen some of our investments remain ’flat’ for years before they are either rewarded with a higher multiple or swallowed up by a larger company that comprehends the inefficient market valuation. We always try to have a number of seeds planted ready to grow, while others have hopefully spurted ahead.

The portfolio had concentrations in energy and consumer discretionary names over the past twelve months, and less exposure to financials. This allocation should have resulted in a stronger performance than the S&P 500 as the consumer discretionary sector returned 15.47%, the energy sector rose 13.90% and financials rose 13.35%. Our under-performance in energy was tied to a specific holding, PHI, Inc. (“PHI”), formerly Petroleum Helicopters, which fell 28.24% over that time frame.

PHI’s pilots, represented by their union, went on strike September 20, 2006. Approximately 236 pilots initially participated in this strike, out of a total pilot work force of 597. On November 10, 2006, the union notified the company that it was ending the strike, and today 196 of the 236 have been rehired, and their total pilot count is up to 648 vs. 597 before the strike. This ’noise’ caused a drop in earnings for the year as their expenses increased and total flight hours fell. Our thesis remains intact, and now that operations are back to normal, we believe this experienced, high-quality company should receive a valuation in line with their peers, and should trade higher.

What is the effect of the cash in private equity and hedge funds on our holdings? We believe that the enormous sums of money remaining in cash in these investment vehicles act as a possible support for

Villere Balanced Fund

companies that have not been accorded proper valuations or are ignored by Wall Street. We believe these intelligent investors will pay what a company is worth and cause our holdings to trade in line rather than at a substantial discount to the market.

One of our successes was a company that we recently added to the fund called NIC, Inc. (pronounced, N-I-C). They are a provider of E-Government services that help state governments utilize the internet to reduce costs and provide a higher level of service to businesses and citizens. One of the reasons we were attracted to this company was their tremendous cash position. We were pleased to see them reward shareholders by declaring a one-time special dividend of $.75 per share. We feel they should continue to grow as citizens become more familiar with internet transactions and as NIC, Inc. adds additional states to the 18 currently on their self-funded model.

On February 27, the Shanghai market fell 9% and former Fed Chairman Alan Greenspan said that by the end of the year a recession in the U.S. was possible, but not probable, which caused the Dow Jones to fall 416 points in one day. The market stabilized after current Fed Chairman Bernanke gave a more upbeat outlook for the economy. This drop in the Dow grabbed every headline including “largest one-day drop in the market since the September 11, 2001 terrorist attacks.” In spite of the seemingly disastrous day, the S&P 500 rose 11.97% during the twelve months ending 2/28/07. We believe this ’pullback’ in the market is not only natural, but very healthy as well, and we used the weakness as an opportunity to accumulate cheaper shares. Our fund is now invested closer to the maximum percentage of 70% in equities while we had previously been closer to 60% in equities.

We have stood by our fund’s objectives in seeking long-term capital growth. We believe that in this turbulent market a balanced fund is the investment vehicle of choice as it offers the stability of fixed income, and the opportunity for growth in equities.

In conclusion, we are confident that our style of conducting extensive research on each company will allow us to succeed. We continue to

Villere Balanced Fund

invest in companies that we feel have excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category. The indices are unmanaged and returns include reinvested dividends. The S&P 500 is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. The stock index does not incur expenses. Indices are not available for investment.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC. 4/07

Villere Balanced Fund

SECTOR ALLOCATION at February 28, 2007 (Unaudited)

Sector Allocation	% of Net Assets

Consumer Discretionary	27.8%
Consumer Staples	1.2%
Energy	9.9%
Financials	13.3%
Health Care	10.7%
Industrials	10.5%
Information Technology	13.7%
Materials	5.2%
Telecommunications Services	0.6%
Money Market Fund	6.7%
Liabilities in Excess of Other Assets	0.4%
Net Assets	100.0%

EXPENSE EXAMPLE For the Six Months Ended February 28, 2007 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/06 - 2/28/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. IRA accounts that are held directly at the Fund will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended February 28, 2007 (Unaudited), Continued

However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 9/1/06	Value 2/28/07	9/1/06 - 2/28/07*
Actual	$1,000	$1,060	$5.93
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.81

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.16% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2007 (Unaudited)

Shares		Value

COMMON STOCKS: 64.9%

Auto Components: 4.4%
161,000	Noble
	International Ltd.	$3,038,070
Biotechnology: 3.9%
190,000	Luminex Corp.*	2,673,300

Chemicals: 3.8%
149,000	American
	Vanguard Corp.	2,571,740
Commercial Banks: 3.4%
104,000	First State Bancorp.	2,321,280

Diversified Consumer
Services: 3.0%
93,000	H&R Block, Inc.	2,025,540

Energy Equipment
& Services: 6.6%
181,300	Input/Output, Inc.*	2,460,241
72,000	PHI, Inc.*	2,014,560
		4,474,801
Health Care Equipment
& Supplies: 3.1%
55,900	Advanced Medical
	Optics, Inc.*	2,154,386
Health Care Providers
& Services: 3.6%
48,200	Quest
	Diagnostics, Inc.	2,459,164
Hotels Restaurants
& Leisure: 3.8%
95,000	The Cheesecake
	Factory, Inc.*	2,592,550
Leisure Equipment
& Products: 3.2%
62,000	Pool Corp.	2,176,200

Machinery: 4.3%
161,600	3D Systems Corp.*	2,933,040

Oil & Gas: 2.9%
98,500	Delta
	Petroleum Corp.*	1,970,000
Road & Rail: 3.8%
59,000	YRC
	Worldwide, Inc.*	2,565,320
Software: 7.5%
140,000	EPIQ Systems, Inc.*	2,482,200
500,000	NIC, Inc.	2,645,000
		5,127,200
Specialty Retail: 7.6%
109,000	Cabela's, Inc. -
	Class A*	2,709,740
71,700	O'Reilly
	Automotive, Inc.*	2,468,631
		5,178,371
TOTAL COMMON STOCKS
(Cost $36,641,072)		44,260,962

Principal
Amount

CORPORATE BONDS: 28.0%

Aerospace & Defense: 0.5%
	General Dynamics
	Corp., 5.375%,
$300,000	08/15/2015	305,491

Capital Markets: 0.7%
	Goldman Sachs
	Group, Inc.,
200,000	6.875%, 01/15/2011	212,409
	Merrill Lynch
	& Co., Inc., 6.875%,
250,000	11/15/2018	280,470
		492,879
Chemicals: 1.4%
	Du Pont E.I. De
	Nemours & Co.,
	4.750%,
1,000,000	11/15/2012	979,540

Commercial Banks: 1.4%
	BB&T Corp.,
	4.900%,
1,000,000	06/30/2017	965,484

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2007 (Unaudited), Continued

Principal
Amount		Value

CORPORATE BONDS: 28.0%, Continued

Commercial Services
& Supplies: 1.5%
	International Lease
	Finance Corp.,
	5.875%,
$1,000,000	05/01/2013	$1,035,557

Communications
Equipment: 3.0%
	Cisco Systems, Inc.,
	5.500%,
2,000,000	02/22/2016	2,038,920

Computers &
Peripherals: 0.4%
	International
	Business Machines
	Corp., 4.750%,
250,000	11/29/2012	248,035

Diversified Financial
Services: 4.6%
	CIT Group, Inc.,
	5.000%,
2,000,000	02/01/2015	1,948,900
	Countrywide Home
	Loans, Inc., 4.000%,
750,000	03/22/2011	715,166
	JPMorgan Chase
	& Co., 4.875%,
500,000	03/15/2014	489,772
		3,153,838
Diversified Telecommunication
Services: 0.6%
	AT&T Corp.,
	6.000%,
415,000	03/15/2009	422,109

Energy Equipment
& Services: 0.4%
	PHI, Inc., 7.125%,
300,000	04/15/2013	292,500

Food: 0.8%
	McCormick
	& Co., Inc.,
	3.350%,
500,000	04/15/2009	486,150
	Sara Lee Corp.,
	6.000%,
75,000	01/15/2008	75,411
		561,561
Food Products: 0.6%
	Kraft Foods, Inc.,
	5.250%,
400,000	10/01/2013	399,355

Holding & Other Investment
Offices: 2.0%
	Colonial Bank,
	6.375%,
1,283,000	12/01/2015	1,342,667

Household Durables: 2.1%
	Leggett & Platt,
	Inc., 4.650%,
1,500,000	11/15/2014	1,432,580

Household Products: 0.7%
	Procter & Gamble
	Co., 3.500%,
450,000	12/15/2008	438,467

Insurance: 1.1%
	Prudential
	Financial, Inc.,
	5.000%,
750,000	01/15/2013	746,694

IT Services: 2.8%
	First Data Corp.,
	4.850%,
2,000,000	10/01/2014	1,920,178

Marine: 0.3%
	International
	Shipholding Corp.,
	7.750%,
200,000	10/15/2007	199,750

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2007 (Unaudited), Continued

Principal
Amount		Value

CORPORATE BONDS: 28.0%, Continued

Road & Rail: 0.2%
	CSX Transportation,
	Inc., 7.770%,
$125,000	04/01/2010	$134,068

Specialty Retail: 2.9%
	The Home Depot,
	Inc., 5.400%,
2,000,000	03/01/2016	1,979,672

TOTAL CORPORATE BONDS
(Cost $19,047,200)		19,089,345

Shares

SHORT-TERM INVESTMENT: 6.7%
4,552,130	Federated Cash Trust
	Money Market	4,552,130
TOTAL SHORT-TERM
INVESTMENT
(Cost $4,552,130)		4,552,130
TOTAL INVESTMENTS: 99.6%
(Cost $60,240,402)		67,902,437
Other Assets in Excess
of Liabilities: 0.4%		243,614
TOTAL NET
ASSETS: 100.0%		$68,146,051

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2007 (Unaudited)

ASSETS
Investments in securities, at value
(cost $60,240,402) (Note 2)	$67,902,437
Receivables:
Fund shares sold	10,575
Dividends and interest	297,929
Prepaid expenses	17,937
Total assets	68,228,878

LIABILITIES
Payables:
Fund shares redeemed	10,576
Investment advisory fees	39,815
Administration fees	9,881
Custody fees	1,737
Fund accounting fees	3,160
Transfer agent fees	4,693
Chief compliance officer fees	638
Other accrued expenses	12,327
Total liabilities	82,827
NET ASSETS	$68,146,051

Net asset value, offering price and redemption price per share
($68,146,051 / 4,194,877 shares outstanding; unlimited
number of shares authorized without par value)	$16.25

COMPONENTS OF NET ASSETS
Paid-in capital	$59,523,281
Undistributed net investment income	462,701
Accumulated net realized gain on investments	498,034
Net unrealized appreciation on investments	7,662,035
Net assets	$68,146,051

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2007 (Unaudited)

INVESTMENT INCOME
Dividends	$458,310
Interest	586,098
Total investment income	1,044,408

EXPENSES (Note 3)
Investment advisory fees	246,907
Administration fees	61,778
Fund accounting fees	17,276
Registration fees	10,499
Transfer agent fees	8,984
Audit fees	8,678
Miscellaneous	5,287
Custody fees	4,927
Reports to shareholders	4,891
Legal fees	4,051
Trustee fees	3,877
Chief compliance officer fees	2,480
Insurance expense	1,370
Total expenses	381,005
Net investment income	663,403

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,172,901
Change in net unrealized appreciation on investments	2,027,121
Net realized and unrealized gain on investments	3,200,022
Net increase in net assets resulting from operations	$3,863,425

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$663,403	$429,797
Net realized gain on investments	1,172,901	831,721
Change in net unrealized appreciation
(depreciation) on investments	2,027,121	(1,240,317)
Net increase in net assets
resulting from operations	3,863,425	21,201

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(501,187)	(210,410)
From net realized gain	(1,010,013)	(1,711,872)
Total distributions to shareholders	(1,511,200)	(1,922,282)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,899,446	16,195,717
Total increase in net assets	5,251,671	14,294,636

NET ASSETS
Beginning of period	62,894,380	48,599,744
End of period	$68,146,051	$62,894,380

Undistributed net investment income	$462,701	$300,485

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	February 28, 2007		Year Ended
	(Unaudited)		August 31, 2006
	Shares	Value	Shares	Value
Shares sold	513,532	$8,253,374	1,261,650	$19,913,346
Shares issued in reinvestment
of distributions	93,262	1,493,129	122,395	1,894,669
Shares redeemed	(424,383)	(6,847,057)	(354,955)	(5,612,298)
Net increase	182,411	$2,899,446	1,029,090	$16,195,717

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	February 28,		Year Ended August 31,
	2007#		2006	2005	2004	2003	2002
Net asset value,
beginning of period	$15.67		$16.29	$13.58	$12.10	$10.22	$11.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.16		0.11	0.04	0.03	0.04	0.08
Net realized and unrealized
gain (loss) on investments	0.79		(0.09)	2.92	1.48	1.91	(1.75)
Total from
investment operations	0.95		0.02	2.96	1.51	1.95	(1.67)

LESS DISTRIBUTIONS:
From net
investment income	(0.12)		(0.07)	(0.03)	(0.03)	(0.07)	(0.10)
From net realized gain	(0.25)		(0.57)	(0.22)	—	—	—
Total distributions	(0.37)		(0.64)	(0.25)	(0.03)	(0.07)	(0.10)
Net asset value, end of period	$16.25		$15.67	$16.29	$13.58	$12.10	$10.22
Total return	6.04	%^	0.18%	21.90%	12.49%	19.23%	(14.05)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of period (millions)	$68.1		$62.9	$48.6	$25.7	$11.6	$7.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.16	%+	1.22%	1.27%	1.45%	1.92%	2.30%
After fees absorbed
or recouped	1.16	%+	1.25%	1.50%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.02	%+	0.84%	0.54%	0.30%	0.02%	(0.07)%
After fees absorbed
or recouped	2.02	%+	0.81%	0.31%	0.25%	0.44%	0.73%
Portfolio turnover rate	7.42	%^	26.86%	29.79%	20.38%	38.50%	19.84%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2007 (Unaudited)

NOTE 1 - ORGANIZATION

TheVillere Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2007 (Unaudited), Continued

to differ significantly from the net asset value that would be calculated without regard to such considerations. As of February 28, 2007, the Fund did not hold any fair valued securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first-in, first-out basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2007 (Unaudited), Continued

effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncement. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2007 (Unaudited), Continued

deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended February 28, 2007, the Fund incurred $246,907 in advisory fees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2007 (Unaudited), Continued

Under $15 million	$30,000
$15 to $50 million	0.20% of average daily net assets
$50 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets

For the six months ended February 28, 2007, the Fund incurred $61,778 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended February 28, 2007, the Fund was allocated $2,480 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

For the six months ended February 28, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $6,692,342 and $4,536,048, respectively.

For the six months ended February 28, 2007, there were no purchases or sales of U.S. Government obligations.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended February 28, 2007 (estimated) and the fiscal year ended August 31, 2006 for the Fund was as follows:

	February 28,	August 31,
	2007	2006
Distributions paid from:
Ordinary income	$501,187	$210,410
Long-term capital gain	$1,010,013	$1,711,872

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2007 (Unaudited), Continued

As of August 31, 2006, the components of distributable earnings (losses) on a tax basis were as follows:

Net tax unrealized appreciation	$5,634,914
Undistributed ordinary income	300,485
Undistributed long-term capital gain	335,146
Total distributable earnings	$635,631
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$6,270,545

Villere Balanced Fund

FEDERAL TAX INFORMATION (Unaudited)

The Fund designates 100.0% of the dividends declared from net investment income during the six months ended August 31, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the six months ended August 31, 2006 100.0% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1129 or by accessing the Fund's website at www.villere.com. Furthermore, you can obtain the description on the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC's website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov. The Fund’s schedule of portfolio holdings is posted on its website at www.villere.com within ten business days after the calendar quarter end.

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Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Villere Balanced Fund
Symbol - VILLX
CUSIP - 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.villere.com.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.
(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. “Not Applicable”

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)   /s/Robert M. Slotky
             Robert M. Slotky, President

Date     April 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert M. Slotky
               Robert M. Slotky, President

Date     April 20, 2007

By (Signature and Title)    /s/Eric W. Falkeis
              Eric W. Falkeis, Treasurer

Date    April 19, 2007

* Print the name and title of each signing officer under his or her signature.